Execution Version
AMENDMENT NO. 3 TO
SENIOR SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 3 TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of August 1, 2023 (this “Amendment”), is made with respect to the Senior Secured Revolving Credit Agreement, dated as of February 1, 2022 (as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of February 4, 2022, that certain Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated as of July 7, 2022, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among NORTH HAVEN PRIVATE INCOME FUND LLC, a Delaware limited liability company (the “Borrower”), the lenders and issuing banks from time to time party thereto (the “Lenders”), and ING CAPITAL LLC, as administrative agent (in such capacity, the “Administrative Agent”) and as joint lead arranger and sole book runner. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower; and
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.
NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION I AMENDMENTS TO CREDIT AGREEMENT
Effective as of the Amendment No. 3 Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:
(a)Section 6.01(l) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following (solely for the sake of convenience in reviewing this Amendment, the language changed in Section 6.01(1) of the Credit Agreement is set forth in bold italics):
“(l) Special Unsecured Shorter-Term Indebtedness so long as (i) no Default exists at the time of the incurrence thereof (before and after giving effect thereto), (ii) at the time of incurrence thereof (before and after giving effect thereto), the aggregate outstanding principal amount (determined at the time of the incurrence thereof) of such Indebtedness incurred pursuant to this clause (l) does not exceed $500,000,000, (iii) at the time of incurrence thereof (before and after giving effect thereto), the aggregate amount of such Indebtedness (determined at the time of incurrence thereof), taken together with other then-outstanding Indebtedness that constitutes senior securities, does not exceed the amount required to comply with the provisions of Section 6.07(b), and (iv) prior to and immediately after giving effect to the incurrence of any such Indebtedness and any other Indebtedness included in the Covered Debt Amount concurrently incurred, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect (for
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clarity, with respect to revolving loan facilities or staged advance loan facilities, “incurrence” shall be deemed to take place only at the time such facility is entered into or the aggregate commitments thereunder are increased or extended); and”

SECTION II MISCELLANEOUS
1.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (such date, the “Amendment No. 3 Effective Date”) on which the Obligors shall have satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):
(a)Executed Counterparts. The Administrative Agent shall have received from each party hereto either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy or e-mail transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.
(b)Consents. Each Obligor shall have obtained and delivered to the Administrative Agent certified copies of all consents, approvals, authorizations, registrations, or filings (other than any filing required under the Exchange Act or the rules or regulations promulgated thereunder, including, without limitation, any filing required on Form 8-K) required to be made or obtained by such Obligor and all guarantors in connection with this Amendment, such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired and no investigation or inquiry by any Governmental Authority regarding this Amendment or any transaction being financed with the proceeds of the Loans shall be ongoing.
(c)Litigation. There are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Amendment or the transactions contemplated hereby (other than any action brought by the Borrower against a Defaulting Lender).
(d)Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.
1.2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Obligor (as to itself) represents and warrants to the Administrative Agent and each of the Lenders that, as of the date hereof and after giving effect to this Amendment:
(a) This Amendment has been duly authorized, executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, except as enforceability may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (2) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Obligor party thereto, enforceable in accordance with its terms, except as enforceability may be limited by (x) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (y) the application of general principles or equity (regardless of whether such enforceability is considered in proceeding in equity or at law).
(b)The representations and warranties set forth in Article III of the Credit Agreement, as amended by this Amendment, and the representations and warranties in each other Loan Document are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
1.3. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective as provided in Section 2.1, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as permitted under the Credit Agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
1.4. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent.
1.5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
1.6. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
1.7. Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.
1.8. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or any Obligor under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.
1.9. Electronic Execution of Documents. The words “execution,” “signed,” “signature,” and words of like import in any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
1.10. Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each Obligor, to the extent applicable, hereby, as of the date hereof, (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) confirms its guarantee (solely in the case of the guarantors), (iv) affirms its obligations under the Loan Documents, as amended hereby, and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (v) acknowledges and affirms that such guarantee and /or grant, as applicable, is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
NORTH HAVEN PRIVATE INCOME FUND LLC
as the Borrower

By: /s/ Venugopal Rathi
Name: Venugopal Rathi
Title: Authorized signer

BROADWAY FUNDING HOLDINGS LLC
as a Subsidiary Guarantor

By: /s/ Venugopal Rathi
Name: Venugopal Rathi
Title: Authorized signer

[Signature Page to Amendment No. 3 (NHPIF)]
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ING CAPITAL LLC, as Administrative Agent and as a Lender

By: /s/ Grace Fu
Name: Grace Fu
Title: Managing Director

By: /s/ Richard Troxel
Name: Richard Troxel
Title: Director

[Signature Page to Amendment No. 3 (NHPIF)]

Sumitomo Mitsui Banking Corporation, as a Lender

By: /s/ Shane Klein
Name: Shane Klein
Title: Managing Director

[Signature Page to Amendment No. 3 (NHPIF)]

State Street Bank and Trust Company, as a Lender

By: /s/ John Doherty
Name: John Doherty
Title: Vice President

[Signature Page to Amendment No. 3 (NHPIF)]

MUFG Bank, Ltd., as a Lender

By: /s/ Jacob Ulevich
Name: Jacob Ulevich
Title: Director

[Signature Page to Amendment No. 3 (NHPIF)]

BNP Paribas, as a Lender

By: /s/ Robert Musetti
Name: Robert Musetti
Title: Managing Director

By: /s/ Laurent Vanderzyppe
Name: Laurent Vanderzyppe
Title: Managing Director

[Signature Page to Amendment No. 3 (NHPIF)]

Apple Bank for Savings, as a Lender

By: /s/ Joseph K. Kotusky
Name: Joseph K. Kotusky
Title: Vice President

[Signature Page to Amendment No. 3 (NHPIF)]

JPMorgan Chase Bank, N.A., as a Lender

By: /s/ Alevtina Dudyreva
Name: Alevtina Dudyreva
Title:

[Signature Page to Amendment No. 3 (NHPIF)]